EXHIBIT 24.1

POWER OF ATTORNEY

          Each of the undersigned Directors of PG&E Corporation (the “Corporation”) hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and JOHN E. FORD, and each of them, as his or her attorneys in fact with full power of substitution and resubstitution to sign in his or her capacity as such Director of said Corporation:

(A)

a Registration Statement to be filed with the Securities and Exchange Commission relating to the issuance and sale, from time to time, of  securities with an aggregate offering price of up to $2.0 billion or the equivalent thereof in one or more foreign currencies, and

(B)
any and all amendments and other filings or documents related to such Registration Statement.

          Each of the undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, we have signed these presents this 18th day of June, 2003.

David R. Andrews	David M. Lawrence, MD
DAVID R. ANDREWS	DAVID M. LAWRENCE
David A. Coulter	Mary S. Metz
DAVID A. COULTER	MARY S. METZ
C. Lee Cox	Carl E. Reichardt
C. LEE COX	CARL E. REICHARDT
William S. Davila	Barry Lawson Williams
WILLIAM S. DAVILA	BARRY LAWSON WILLIAMS
Robert D. Glynn, Jr.
ROBERT D. GLYNN, JR.

POWER OF ATTORNEY

          ROBERT D. GLYNN, JR., the undersigned, Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation (the “Corporation”), hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and JOHN E. FORD, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign in his capacity as such Chairman of the Board, Chief Executive Office, and President (principal executive officer) of said Corporation:

(A)

a Registration Statement to be filed with the Securities and Exchange Commission relating to the issuance and sale, from time to time, of  securities with an aggregate offering price of up to $2.0 billion or the equivalent thereof in one or more foreign currencies, and

(B)
any and all amendments and other filings or documents related to such Registration Statement.

          The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF,  I have signed these presents this 18th day of June, 2003.

                                                                               ROBERT D. GLYNN, JR.
                                                                                Robert D. Glynn, Jr.

POWER OF ATTORNEY

          PETER A. DARBEE, the undersigned, Senior Vice President and Chief Financial Officer of PG&E Corporation (the “Corporation”), hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and JOHN E. FORD, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign in his capacity as such Senior Vice President and Chief Financial Officer (principal financial officer) of said Corporation:

(A)

a Registration Statement to be filed with the Securities and Exchange Commission relating to the issuance and sale, from time to time, of  securities with an aggregate offering price of up to $2.0 billion or the equivalent thereof in one or more foreign currencies, and

(B)
any and all amendments and other filings or documents related to such Registration Statement.

          The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 18th day of June, 2003.

                                                                               PETER A. DARBEE
                                                                               Peter A. Darbee

POWER OF ATTORNEY

          CHRISTOPHER P. JOHNS, the undersigned, Senior Vice President and Controller of PG&E Corporation (the “Corporation”), hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and JOHN E. FORD, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign in his capacity as such Senior Vice President and Controller (principal accounting officer) of said Corporation:

(A)

a Registration Statement to be filed with the Securities and Exchange Commission relating to the issuance and sale, from time to time, of  securities with an aggregate offering price of up to $2.0 billion or the equivalent thereof in one or more foreign currencies, and

(B)
any and all amendments and other filings or documents related to such Registration Statement.

          The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 18th day of June, 2003.

                                                                               CHRISTOPHER P. JOHNS
                                                                               Christopher P. Johns